UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2003

AMERCO

(Exact Name of Registrant as Specified in Charter)

Nevada	1-11255	88-0106815

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Airmotive Way, Ste. 100, Reno, Nevada 89502-3239

(Address of Principal Executive Offices)	(Zip Code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

99.1	Transcript of AMERCO’s Fourth Quarter Fiscal Year End 2003 Investor Call

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 5, 2003, AMERCO held its investor call for fiscal year 2003 and the first quarter of fiscal year 2004. During this conference call information regarding our results of operations and financial condition for the completed quarterly period ended June 30, 2003 was discussed. A copy of the transcript of this conference call is attached as Exhibit 99.1. To hear a replay of the call visit www.amerco.com.

     Note: The conference call occurred before we filed our Form 10-Q for the quarter ended June 30, 2003. As such, information discussed during the call pertaining to our quarterly results was based on preliminary numbers. This accounts for the minor differences between the quarterly results discussed during the conference call and the final quarterly results reflected in our Form 10-Q which was filed with the SEC on September 10, 2003.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2003

AMERCO

/s/ Gary V. Klinefelter

Gary V. Klinefelter, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of AMERCO’s Fourth Quarter Fiscal Year End 2003 Investor Call